Sparrow Growth Fund
                                     Class A
                                     Class C

                                   Prospectus
                                 January 1, 2003


INVESTMENT OBJECTIVE: The investment objective of the Sparrow Growth Fund is long term capital appreciation.





225 South Meramec Avenue
Suite 732 Tower
St. Louis, Missouri  63105
(888) 727-3301

















The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


ABOUT THE FUND.................................................................1

   INVESTMENT OBJECTIVE........................................................1
   PRINCIPAL STRATEGIES........................................................1
   PRINCIPAL RISKS OF INVESTING IN THE FUND....................................1
   IS THE FUND RIGHT FOR YOU?..................................................2
   GENERAL.....................................................................2
   HOW THE FUND HAS PERFORMED..................................................2

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................4


HOW TO BUY SHARES..............................................................5

   INITIAL PURCHASE............................................................5
   AUTOMATIC INVESTMENT PLAN...................................................6
   SALES CHARGE................................................................6
   DISTRIBUTION PLANS..........................................................8
   ADDITIONAL INVESTMENTS......................................................8
   PURCHASES WITHOUT A SALES CHARGE (CLASS A SHARES ONLY)......................9
   RIGHT OF ACCUMULATION (CLASS A SHARES ONLY)................................10
   LETTER OF INTENT (CLASS A SHARES ONLY).....................................10
   TAX SHELTERED RETIREMENT PLANS.............................................10
   OTHER PURCHASE INFORMATION.................................................10

HOW TO REDEEM SHARES..........................................................11

   BY MAIL....................................................................11
   BY TELEPHONE...............................................................11
   ADDITIONAL INFORMATION.....................................................12

DETERMINATION OF NET ASSET VALUE..............................................12


DIVIDENDS, DISTRIBUTIONS AND TAXES............................................13


MANAGEMENT OF THE FUND........................................................13


FINANCIAL HIGHLIGHTS..........................................................15


PRIVACY POLICY................................................................17


FOR MORE INFORMATION..........................................................18

ABOUT THE FUND

Investment Objective

     The investment objective of the Sparrow Growth Fund (the "Fund") is long-term capital appreciation.

Principal Strategies

     The Fund invests primarily in a broad range of common stocks which Sparrow Capital Management Incorporated, the Fund's adviser, believes have above-average prospects for appreciation, based on a proprietary investment model developed by the adviser. The model looks at a variety of factors to select stocks that the adviser believes demonstrate strong earnings momentum ("core momentum growth stocks"). These momentum factors include expanding profit margins, accelerating earnings, positive earnings surprises, positive earnings estimate revisions, and positive relative price strength. The Fund invests at least of 80% of its total assets in growth stocks.

     Although the Fund may invest in stocks of all market capitalization ranges, the majority of the Fund's investments are in common stocks of large capitalization companies (over $10 billion). The adviser seeks to limit investment risk by diversifying the Fund's investments across a broad range of economic sectors.

     The Fund generally diversifies its investments across a wide range of industry sectors, based on the weighting of industries included in the Standard & Poor's 500(R) Stock Price Index ("S&P 500"). The Fund's investment in companies engaged in the same industry will not exceed more than 150% of that industry's weighting in the S&P 500 at the time of the investment. For example, if technology companies make up 20% of the S&P 500, the Fund will not invest more than 30% of its total assets in technology stocks.

Principal Risks of Investing in the Fund

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets and could cause the Fund's share price to fall.
o Sector Risk. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, the Fund may have a slightly greater concentration in technology companies than the S&P 500 and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.
o Management Risk. The adviser's investment strategy generally results in a high portfolio turnover rate. A higher portfolio turnover results in correspondingly greater brokerage commission expenses (which would lower the Fund's total return) and could result in additional distributions to shareholders which may be treated as ordinary income for tax purposes.
o Not Insured. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o Performance Risk. The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

The Fund may be suitable for:
o    Long-term investors seeking a mutual fund with a growth investment strategy
o    Investors willing to accept price fluctuations in their investment
o    Investors who can tolerate the risks associated with common stocks

General

     The fundamental investment objective of the Fund may not be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

     The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception as represented by the performance of Class A shares. Sales loads are not reflected in the bar chart, and if these amounts were reflected, returns would be less than those shown. The table shows how the Fund's Class A average annual total returns over time compared to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of future performance.



                Class A Annual Total Returns as of December 31st

                                [CHART OMITTED]

1999 - 24.15%, 2000 - (5.91%), 2001 - (21.18%), 2002 - (25.57%)


     During the period shown in the chart for Class A, the highest return for a quarter was 18.27% (4th quarter, 1999); and the lowest return was -19.62% (3rd quarter, 2002).

Average Annual Total Returns for the period ended December 31, 2002:

The returns in the following table include the effect of Class A and Class C's maximum applicable sales charge (load) imposed on purchases and Class C's maximum applicable contingent deferred sales charge ("CDSC").


                                                   One Year     Since Inception1
Class A
   Return Before Taxes                               -25.57%           -3.27%
   Return After Taxes on Distributions2              -25.57%           -3.28%
   Return After Taxes on Distributions and
   Sale of Fund Shares2                              -15.57%           -2.59%
Class C
   Return Before Taxes                               -22.41%          -21.91%
   Return After Taxes on Distributions2              -21.63%          -21.93%
   Return After Taxes on Distributions and
   Sale of Fund Shares2                              -14.04%          -17.01%
S&P 500 Index (reflects no deduction for fees,       -22.10%           -3.69%
expenses or taxes)

--------
1 Class A Shares were first offered on October 4, 1998; Class C Shares were first offered on November 9, 2000.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)1                                    Class A   Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...........5.75%     NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ....................................NONE      NONE
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of original purchase or redemption proceeds)......................NONE2     1.00%3
Redemption Fee4  ...............................................................................NONE      NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees.................................................................................1.75%     1.75%
Distribution (12b-1) Fees (including 0.25% shareholder services fee only for Class C)...........0.50%     1.00%
Other Expenses..................................................................................0.00%     0.00%
Total Annual Fund Operating Expenses............................................................2.25%     2.75%

1 Processing organizations (as defined in "Purchases Without a Sales Charge") may impose transactional fees on shareholders.
2 A deferred sales charge of 1.00% is assessed on redemptions of Class A shares that were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees if the redemption occurs within 18 months of purchase.
3 Imposed on Class C shares redeemed within one year of purchase.
4 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.


Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be: 1 year 3 years 5 years 10 years Class A

           If you sold your shares
              at the end of the period      $894              $1261             $1749            $3085

           If you remain in the Fund        $798              $1261             $1749            $3085

         Class C
            If you sold your shares
               at the end of the period     $391              $885              $1506            $3178

            If you remain in the Fund       $289              $885              $1506            $3178


     The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

HOW TO BUY SHARES

     You may invest any amount you choose, subject to the following schedule:

-------------------------------------------- ----------------------------------------- ------------------------------------------
            TYPE OF INVESTMENT                      MINIMUM INITIAL INVESTMENT               MINIMUM SUBSEQUENT INVESTMENT
-------------------------------------------- ----------------------------------------- ------------------------------------------
-------------------------------------------- ----------------------------------------- ------------------------------------------
Taxable Accounts                                             $10,000                                     $500
-------------------------------------------- ----------------------------------------- ------------------------------------------
-------------------------------------------- ----------------------------------------- ------------------------------------------
Qualified Retirement Accounts                                 $2,000                                     $100
-------------------------------------------- ----------------------------------------- ------------------------------------------
-------------------------------------------- ----------------------------------------- ------------------------------------------
Qualified    Retirement    Accounts    with                 No minimum                 Required  $100/month  for  minimum  of 12
Automatic Investment Plan                                                              consecutive months
-------------------------------------------- ----------------------------------------- ------------------------------------------
-------------------------------------------- ----------------------------------------- ------------------------------------------
Educational IRAs                                               $500                                       -0-
-------------------------------------------- ----------------------------------------- ------------------------------------------
-------------------------------------------- ----------------------------------------- ------------------------------------------
Educational IRAs with Automatic  Investment                 No minimum                 Required  $100/month  for  minimum  of  5
Plans                                                                                  consecutive months
-------------------------------------------- ----------------------------------------- ------------------------------------------

Initial Purchase - You may open an account and make an initial investment through securities dealers having a sales agreement with the Fund's distributor. You may also invest directly by mail or by wire:

     By Mail- To be in proper form, your initial purchase request must include:

o a completed and signed investment application form which accompanies this Prospectus;

o    a check (subject to the minimum amounts) made payable to the Fund;

      Mail the application and check to:
      U.S. Mail:  Sparrow Growth Fund                        Overnight:  Sparrow Growth Fund
                   c/o Unified Fund Services, Inc.                        c/o Unified Fund Services, Inc.
                   P.O. Box 6110                                          431 North Pennsylvania Street
                   Indianapolis, Indiana  46206-6110                      Indianapolis, Indiana  46204


     By Wire- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund's transfer agent at (888) 727-3301 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

         U.S. Bank, N.A.
         ABA #0420-0001-3
         Attn: Sparrow Growth Fund
         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number) D.D.A.# 488921529

     You must mail a signed application to U.S. Bank, N.A (the Fund's custodian), at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the signed application are received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting a minimum of $500 per month (or $100 per month for a Qualified Retirement Plan, for a minimum 12 month period) from your bank checking account. Educational IRA contributions may be made monthly by automatically deducting a minimum of $100 per month for five consecutive months from your checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Sales Charge

         o Class A Shares

     Class A shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales charge as shown in the table below. Certain persons may be entitled to purchase shares of the Fund without paying a sales commission. See "Purchases Without a Sales Charge."


======================================= ================================================ ================================
                                                    Sales Charge as a % of:
                                          Public                                 Net
                                          Offering                             Amount       Dealer Reallowance as % of
        Amount of Investment               Price                                               Public Offering Price
                                        Invested
======================================= ================================================ ================================
Less than $50,000                         5.75%                                  6.10%                 5.25%
$50,000 but less than $100,000            4.50%                                  4.71%                 4.00%
$100,000 but less than $250,000           3.50%                                  3.63%                 3.00%
$250,000 but less than $500,000           2.50%                                  2.56%                 2.15%
$500,000 but less than $1,000,000         2.00%                                  2.04%                 1.75%
$1,000,000 or more                        None                                   None                  None
======================================= ================================================ ================================

     There is no  initial  sales  charge  on  purchases  of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge ("CDSC") of 1% will be imposed if such Class A shares are redeemed within eighteen months of their purchase, based on the lower of the shares' cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

     In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund's distributor receives the entire amount of any CDSC you pay. See the SAI for additional information about the CDSC.

     Except as stated below, the dealer of record receives commissions on sales of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

     On sales to qualified retirement plans for which no sales charge was paid because the plan had at least 200 eligible employees, the dealer of record receives commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, 0.50% of the next $16 million and 0.25% thereafter.

     Under certain circumstances, the Fund's distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Fund's distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

     For purposes of determining the applicable sales charge, a "purchaser" includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense.

          o Class C Shares

     Class C shares of the Fund are purchased at the net asset value without deducting a sales charge. The dealer of record receives a payment from the Fund's adviser of 1.50% of the amount you invest in Class C shares. You do not pay an initial sales charge on purchases of Class C shares and all of your purchase payment is immediately invested in the Fund. Class C shares are subject to a CDSC of 1.00% if you redeem the shares within one year of purchase, based on the lower of the shares' cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

     In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund's distributor receives the entire amount of any CDSC you pay. See the SAI for additional information about the CDSC.

         o Additional Information (Class A and Class C Shares)

     Shares of the Fund are sold on a continuous basis at the public offering price (for Class A shares) or net asset value (for Class C shares) next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time on any business day and transmitted to the Fund's distributor by 5:00 p.m., Eastern time that day are confirmed at the public offering price (for Class A shares) or net asset value (for Class C shares) determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Fund's distributor by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by 4:00 p.m., Eastern time, are confirmed at that day's public offering price (for Class A shares) or net asset value (for Class C shares). Direct investments received after 4:00 p.m. and others received from dealers after 5:00 p.m. are confirmed at the public offering price next determined on the following business day.

Distribution Plan

     The Fund has adopted distribution plans for its Class A and Class C shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under these plans, the Fund pays an annual fee to the adviser of 0.50% of the average daily net assets of the Fund invested in Class A shares, and 1.00% invested in Class C shares (0.25% for shareholder servicing and 0.75% for distribution fees), to help defray the cost of distributing the Fund's shares and servicing its shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. Depending on the amount of your investment and the length of time you hold your shares, your investment results will not equal the results of a different class of shares having a different sales charge and 12b-1 fee structure.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

         -your name                -the name of your account(s)
         -your account number(s)   -a check made payable to Sparrow Growth Fund

Checks should be sent to the Sparrow Growth Fund at the address listed under "Initial Purchase - By Mail." A bank wire should be sent as outlined under "Initial Purchase - By Wire."

Purchases Without a Sales Charge (Class A Shares Only)

     The persons described below may purchase and redeem Class A shares of the Fund without paying a sales charge. In order to purchase Class A shares without paying a sales charge, you must notify the Fund's transfer agent as to which conditions apply.

o Trustees, directors, officers and employees of the Fund or other Sparrow Funds, the adviser and service providers of the Fund, including members of the immediate family of such individuals and employee benefit plans of such entities;
o Broker-dealers with selling agreements with the Fund's distributor or otherwise entitled to be compensated under the Fund's 12b-1 Distribution Plan (and employees, their immediate family members and employee benefit plans of such entities);
o Registered representatives (and their immediate family members) of broker-dealers with selling agreements with the Fund's distributor;
o Tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Fund;
o Financial planners, registered investment advisers, bank trust departments and other financial intermediaries with service agreements with the Fund's distributor (and employees, their immediate family members and employee benefit plans of such entities);
o Clients (who pay a fee to the relevant administrator or financial intermediary) of administrators of tax-qualified plans, financial planners, registered investment advisers, bank trust departments and other financial intermediaries, provided the administrator or financial intermediary has an agreement with the Fund's distributor or the Fund for this purpose;
o Clients of the Fund's adviser who were not introduced to the adviser by a financial intermediary and, prior to the effective date of the Fund, executed investment management agreements with the adviser;
o Separate accounts of insurance companies, provided the insurance company has an agreement with the Fund's distributor or the Fund for this purpose;
o Participants in wrap account programs, provided the broker-dealer, registered investment adviser or bank offering the program has an agreement with the Fund's distributor or the Fund for this purpose.

     In addition, Class A shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Fund's distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to, or different from, those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

Right of Accumulation (Class A Shares Only)

     Any "purchaser" (as defined above) may buy Class A shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

Letter of Intent (Class A Shares Only)

     A Letter of Intent for amounts of $50,000 in Class A shares or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes all purchases of Class A shares of the Fund over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact the Fund's transfer agent to obtain a Letter of Intent application.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.

                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Any applicable CDSC will be subtracted from your redemption amount or your account, as you direct. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. The fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

     By Mail: You may redeem any part of your account in the Fund by mail. Your request should be addressed to:

         U.S. Mail:        Sparrow Growth Fund                Overnight: Sparrow Growth Fund
                           c/o Unified Fund Services, Inc.               c/o Unified Fund Services, Inc.
                           P.O. Box 6110                                 431 North Pennsylvania Street
                           Indianapolis, Indiana  46206-6110             Indianapolis, Indiana  46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the Net Asset Value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone: You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (888) 727-3301. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving, and in a timely fashion, responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

     Additional Information: If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (888) 727-3301. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund falls below $2,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult a tax adviser.


                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your Class A or Class C shares of the Fund is based on the net asset value ("NAV") per share. The NAV of each class of shares is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each business day on which the New York Stock Exchange is open for trading ("Business Day"). The NAV of each class is calculated separately by dividing the total assets of the class (including dividends and interest accrued but not yet received) minus liabilities of the class (including accrued expenses) by the number of outstanding shares of the class. Purchases and redemptions of Class A and Class C shares of the Fund will be made at the next determined NAV after the order is placed, plus any applicable sales charge. Because the value of the Fund's investment portfolio changes every Business Day, the NAV usually changes as well.

     The Fund generally values its portfolio securities as follows. Equity securities are valued at the last sales price reported by the consolidated quote system prior to the normal closing of the market on which the securities are traded. If there was no sale that day, equity securities will be valued at the mean of the last bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value by the adviser, as determined in good faith pursuant to procedures approved by the Board of Trustees.




                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. As a shareholder, you will receive your share of the Fund's income and gains on the Fund's investments in securities. The Fund's income and short-term capital gains that are paid to you are taxed as ordinary dividends. The Fund's long-term capital gains that are paid to you are taxed as capital gain distributions. Such distributions may be taxable to you at different rates depending on the length of time the Fund holds its assets. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the Fund's distributions to you. The Fund pays dividends from its net investment income on an annual basis. The Fund distributes capital gains, if any, annually. Distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the Fund.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. A sale by you includes a redemption of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a capital gains distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

     Sparrow Capital Management Incorporated, 225 South Meramec Avenue, Suite 732 Tower, St. Louis, Missouri 63105, manages the Fund's investments. The adviser is an independent registered investment adviser which, together with its affiliated minority-owned investment management firm, Buford, Dickson, Harper & Sparrow Inc., have over $115 million of core momentum growth stock assets under management. Clients primarily include high net worth individuals and families, but also include a number of institutional clients such as pension funds. The firm was founded in 1988 and is 100% owned by its President and founder, Gerald
R. Sparrow. The sole investment focus of the firm is "core momentum growth stocks" (as defined in "Principal Strategies"). The investment decisions of the Fund are made by the adviser's investment committee, which is primarily responsible for the day-to-day management of the Fund's portfolio.

     The Fund is authorized to pay the adviser a fee equal to an annual rate of 1.75% of the average daily net assets of Class A and Class C shares. The adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for Class A shares for the period October 4, 1998 (commencement of operations) through August 31, 1999, and for the fiscal years ended August 21, 2000, August 31, 2001 and August 31, 2002 and for Class C shares for the period November 9, 2000 (commencement of operations) through August 31, 2001 and for the fiscal year ended August 31, 2002. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A or Class C shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.

              (For a Fund share outstanding throughout the period)

Sparrow Growth Fund - Class A
Financial Highlights
                                                           Year ended        Year ended       Year ended       Period ended
                                                           August 31,        August 31,       August 31,        August 31,
                                                              2002              2001             2000            1999 (a)
                                                         ----------------  ---------------  ---------------   ---------------

Selected Per Share Data
Net asset value, beginning of period                      $        11.46    $       17.94    $       13.38     $       10.00
                                                         ----------------  ---------------  ---------------   ---------------
Income from investment operations
  Net investment income (loss)                                     (0.09)           (0.18)           (0.30)            (0.13)
  Net realized and unrealized gain (loss)                          (0.91)           (6.28)            4.86              3.51
                                                         ----------------  ---------------  ---------------   ---------------
Total from investment operations                                   (1.00)           (6.46)            4.56              3.38
                                                         ----------------  ---------------  ---------------   ---------------
Less Distributions to shareholders:
  Dividends (from net investment income)                            0.00             0.00             0.00              0.00
  Distributions (from capital gains)                                0.00            (0.02)            0.00              0.00
                                                         ----------------  ---------------  ---------------   ---------------
Returns of Capital                                                  0.00            (0.02)            0.00              0.00
Total distributions                                      ----------------  ---------------  ---------------   ---------------

Net asset value, end of period                            $        10.46    $       11.46    $       17.94     $       13.38
                                                         ================  ===============  ===============   ===============

Total Return                                                       (8.73)%         (36.03)%          34.08%            33.80%(b)

Ratios and Supplemental Data

Net assets, end of period (000)                                    $4,666           $6,468           $8,646            $5,319
Ratio of expenses to average net assets                             2.21%            2.31%            2.50%             2.50%(c)
Ratio of net investment income to
  average net assets                                               (0.81)%          (1.31)%          (2.00)%           (1.03)%(c)
Portfolio turnover rate                                           218.18%          144.44%          117.57%           166.41%

(a)  For the period October 4, 1998 (commencement of operations)  through August
     31, 1999.
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized

Sparrow Growth Fund - Class C
Financial Highlights
                                                                                       Year ended          Period ended
                                                                                       August 31,           August 31,
                                                                                          2002               2001 (a)
                                                                                   -------------------   ------------------

Selected Per Share Data
Net asset value, beginning of period                                                $          11.40      $         15.40
                                                                                   -------------------   ------------------
Income from investment operations
  Net investment income (loss)                                                                 (0.10)               (0.17)
  Net realized and unrealized gain (loss)                                                      (1.00)               (3.83)
                                                                                   -------------------   ------------------
Total from investment operations                                                               (1.10)               (4.00)
                                                                                   -------------------   ------------------
Less Distributions to shareholders:

  Dividends (from net investment income)                                                        0.00                 0.00
  Distributions (from capital
gains)                                                                                          0.00                 0.00
                                                                                   -------------------   ------------------
Returns of Capital
Total distributions                                                                             0.00                 0.00
                                                                                   -------------------   ------------------

Net asset value, end of period                                                      $          10.30      $         11.40
                                                                                   ===================   ==================
Total Return                                                                                   (9.65)%             (25.97)%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                                     $             406     $             316
Ratio of expenses to average net assets                                                         2.75%                 2.72%(c)
Ratio of net investment income to
  average net assets                                                                           (0.98)%               (1.66)%(c)
Portfolio turnover rate                                                                       218.18%               144.44%

(a)  For the period November 9, 2000 (commencement of operations) through August
     31, 2001.
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized




                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance, and performance results as of the Fund's latest semi-annual or annual fiscal year end. Call the Fund at (888) 727-3301 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.
























Investment Company Act File No. 811-08897

                               SPARROW GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Sparrow Growth Fund dated January 1, 2003. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 1-888-727-3301.

                                                     TABLE OF CONTENTS


DESCRIPTION OF THE TRUST AND FUND..............................................2


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........3


CONTINGENT DEFERRED SALES CHARGES..............................................5


INVESTMENT LIMITATIONS.........................................................5


THE INVESTMENT ADVISER.........................................................7


TRUSTEES AND OFFICERS..........................................................8


PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................11


DISTRIBUTION PLANS............................................................12


DETERMINATION OF SHARE PRICE..................................................13


ADDITIONAL TAX INFORMATION....................................................14


INVESTMENT PERFORMANCE........................................................14


CUSTODIAN.....................................................................17


TRANSFER AGENT................................................................17


ACCOUNTANTS...................................................................17


DISTRIBUTOR...................................................................17


FINANCIAL STATEMENTS..........................................................17

                        DESCRIPTION OF THE TRUST AND FUND

     Sparrow Growth Fund (the "Fund") was organized as a series of Sparrow Funds (the "Trust") on July 14, 1998. The Trust is an open-end management diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.

     The shares of the Fund are divided into two classes, designated Class A and Class C shares. The differing sales charges and other expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. More information concerning the classes of shares of the Fund may be obtained by calling 1-888-727-3301.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of December 15, 2002, the following persons may be deemed to beneficially own five percent (5%) or more of the Class A shares of the Fund:
Donald J. Zugmaier, 6315 Alpha, Alton IL - 12.92%; Gerald R. Sparrow, 8933 Lawn, Brentwood, MO - 9.21%; Gary M. Busenbark, 151 Busenburk Drive, Farmington, MO - 7.92%; and Willeford Stoecker, #2 Schonhoff Lane, Cape Girardeau, MO - 5.48%.

     As of December 15, 2002, the following persons may be deemed to beneficially own five percent (5%) or more of the Class C shares of the Fund:
Donna L. Fanning, 1563 Redcoat, Maryland Heights, MO - 6.50%; Bernice C. Arens, 501 North Broadway, St. Louis, MO - 23.75%; and Paul S. Herrin, 302 Reighley Place, Florissant, MO - 47.40%.

     As of December 15, 2002, Paul S. Herrin may be deemed to control the Fund as a result of his beneficial ownership of the shares of the Fund. As the controlling shareholder, he would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of December 15, 2002, the officers and Trustees as a group beneficially owned 14.08% of the Fund.

     Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     Equity Securities. The Fund invests in common stock and other types of equity securities. Equity securities consist of common stock, preferred stock, and common stock equivalents (such as convertible preferred stock and convertible debentures, rights, and warrants) and investment companies which invest primarily in the above. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price for a specified time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund's adviser will limit the Fund's investment in convertible securities to those rated A or better by Moodys Investors Service, Inc. or Standard & Poor's Rating Group or, if unrated, of comparable quality in the opinion of the Fund's adviser. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

     Equity securities include S&P Depositary Receipts ("SPDRs") and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stock included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments may track the movement of other stock indexes.

     The Fund may invest in foreign equity securities by purchasing American Depository Receipts ("ADRs"). An ADR is a certificate evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (a "U.S. Government obligation") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with U.S. Bank, the Fund's
Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund's adviser to be creditworthy. The Fund's adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

     Portfolio Turnover. The Fund's portfolio turnover rate increased from 144.4% for the fiscal year ended August 31, 2001 to 218.18% for the fiscal year ended August 31, 2002. This increase was caused by the Adviser's increased purchases and sales of portfolio securities in response to the volatile market conditions that existed during this period. High portfolio turnover results in corresponding greater brokerage commission expenses and could result in additional distributions to shareholders which may be treated as ordinary income for tax purposes. The Fund's increased portfolio turnover is a reflection of current market conditions and does not reflect not a change in the Adviser's management style.

CONTINGENT DEFERRED SALES CHARGES

     For Class A shares, a contingent deferred sales charge ("CDSC") of 1.00%, based on the lower of the shares' cost and current net asset value, will be imposed on purchases of $1 million or more, or purchases by qualified retirement plans with at least 200 eligible employees, if the shares are redeemed within eighteen months of purchase.

     For Class C shares, a CDSC of 1.00%, based on the lower of the shares' cost and current net asset value, will be imposed on redemptions of shares within one year of purchase.

     No CDSC is imposed on shares of any class subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefore, or (ii) resulted from reinvestment of a distribution on CDSC Shares. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

     The Fund will waive any CDSC on redemptions, (a) in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, (b) for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or,
(c) in the case of living trust accounts, in the event of death or post-purchase disability of the settlor of the trust. Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability,
(2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not engage in borrowing, except as set forth above.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Illiquid Securities. The Fund will not invest more than 15% of its total assets in illiquid securities.

     5. Options. The Fund will not purchase or sell puts, calls, options or straddles.

     6. Loans. The Fund will not loan its portfolio securities.

     7. Reverse Repurchase Agreements. The Fund will not enter into reverse repurchase agreements.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Sparrow Capital Management Incorporated (the "Adviser"). Gerald R. Sparrow is the controlling shareholder of the Adviser. Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, borrowing costs (such as interestand dividend expenses), Rule 12b-1 distribution expenses, fees and expenses of the non-interested person trustees and extra-ordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal year ended August 31, 2002, the fiscal year ended August 31, 2001 and the fiscal year ended August 31, 2000, the Fund paid advisory fees of $101,023, $142,538 and $175,828, respectively.

     The Board of Trustees approved the continuance of the Agreement for the Fund at a meeting held on October 16, 2002. Gerald Sparrow reviewed personnel changes within the last year. The Trustees reviewed a report which compared the performance and expense ratio of the Fund with 77 other funds with similar objective and net asset level, with data as of August 31, 2002. Mr. Sparrow noted that the Fund was fifth with respect to 3-month return, 10th with respect to year-to-date return, and 10th with respect to 12-month return. The Trustees also reviewed the performance of the Fund as compared to the performance of the S&P 500 and the Nasdaq, noting that the Fund had outperformed both indices for the year-to-date and 12-month periods. They also noted that the Fund had outperformed both indices for the quarter and had outperformed the S&P 500 for the period since inception of the Fund. Mr. Sparrow discussed the recent performance of the Fund and answered questions posed by the Trustees. It was also noted that the portfolio turnover rate increased from 144% in 2001 to 218% in 2002. It was determined that the increase was due to volatile market conditions and not a change in the style of management. Mr. Sparrow then left the meeting. The disinterested Trustees met separately to discuss the renewal of the Management Agreement. After Mr. Sparrow rejoined the meeting, and after further discussion, it was the consensus of the Trustees that, considering all pertinent factors, the continuance of the Management Agreement was appropriate. On motion duly made and seconded, the Agreement was approved by the Trustees, including a majority of the disinterested Trustees.

     The Adviser retains the right to use the name "Sparrow" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Sparrow" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     The Board of Trustees initially approved the Agreement based on the advisory fees, the Adviser's willingness to pay Fund expenses, and the Adviser's expertise in selecting growth stocks.


TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.


============================== ============== =============== ================================ ================ =================
Name, Address, and Age         Position(s)    Term of         Principal Occupation(s)          Number of        Other
                               Held with      Office and      During Past 5 Years              Portfolios in    Directorships
                               Fund           Length of                                        Fund Complex     Held by Director
                                              Time Served                                      Overseen by
                                                                                               Director
------------------------------ -------------- --------------- -------------------------------- ---------------- -----------------
Herschel W. Townsend           Trustee        Indefinite      Pharmacist for Schnucks, a              1         None
1589 Sierra Vista Plaza                       Term; served    grocery/pharmacy, from January
St. Louis, MO  63138                          4 yrs.          1991 through present.
Year of Birth: 1940
------------------------------ -------------- --------------- -------------------------------- ---------------- -----------------
Donald D. Woodruff             Trustee        Indefinite      President of Robinson, Inc. a           1         None
2526 Woodson Road                             Term; served    retail (sales of hearing aids)
St. Louis, MO  63114                          4 yrs.          company from June 1992 through
Year of Birth: 1956                                           present.
============================== ============== =============== ================================ ================ =================

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

============================== ============== =============== ================================ ================ =================
Name, Address, and Age         Position(s)    Term of         Principal Occupation(s)          Number of        Other
                               Held with      Office and      During Past 5 Years              Portfolios in    Directorships
                               Fund           Length of                                        Fund Complex     Held by Director
                                              Time Served                                      Overseen by
                                                                                               Director
------------------------------ -------------- --------------- -------------------------------- ---------------- -----------------
Gerald R. Sparrow*             Trustee,       Indefinite      Director, President and                 1         None
225 S. Meramec Avenue, #732    President      Term; served    Treasurer of Sparrow Capital
St. Louis, MO  63105           and Treasurer  4 yrs.          Management Incorporated;
Year of Birth: 1959                                           President of Buford Dickson
                                                              Harper Sparrow, an advisory
                                                              company; General partner of
                                                              Sparrow Fund L.P., an advisory
                                                              company.
------------------------------ -------------- --------------- -------------------------------- ---------------- -----------------
Alex Ramos*                    Secretary      Indefinite      Analyst for Sparrow Capital             1         None
225 S. Meramec Avenue, #732                   Term; served    Management Incorporated from
St. Louis, MO  63105                          4 yrs.          August 1997 through present.
Year of Birth: 1974
============================== ============== =============== ================================ ================ =================

     The following table contains information for each Trustee regarding equity securities beneficially owned by a Trustee in the Fund or in any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund determined as of December 31, 2002.

============================== ============================ ==================================
                                Dollar Range of Equity      Aggregate Dollar Range of
Name of Director               Securities in the Fund       Equity Securities in All
                                                            Registered Investment Companies
                                                            Overseen by Director in Family
                                                            of Investment Companies
------------------------------ ---------------------------- ----------------------------------
Gerald R. Sparrow                    Over $100,000                 Over $100,000
------------------------------ ---------------------------- ----------------------------------
Herschel W. Townsend                 Over $100,000                 Over $100,000
------------------------------ ---------------------------- ----------------------------------
Donald D. Woodruff                            None                           None
============================== ============================ ==================================


     Fees of independent trustees are Trust expenses. Fees of trustees who are interested persons of the Trust are paid by the Adviser. The compensation paid to the Trustees for the fiscal year ended August 31, 2002 is set forth in the following table.


======================= ==================== ===================== ==================== ====================
Name of Person,         Aggregate            Pension or            Estimated Annual     Total Compensation
Position                Compensation         Retirement            Benefits Upon        From Trust (the
                        From Fund            Benefits Accrued      Retirement           Trust is not a
                                             As Part of Fund                            Fund Complex)
                                             Expenses
----------------------- -------------------- --------------------- -------------------- --------------------
Gerald R. Sparrow,           $1,000                  $0                    $0                $1,000
Trustee, President
and Treasurer
----------------------- -------------------- --------------------- -------------------- --------------------
Herschel W.                  $1,000                  $0                    $0                $1,000
Townsend, Trustee
----------------------- -------------------- --------------------- -------------------- --------------------
Donald D. Woodruff,          $1,000                  $0                    $0                $1,000
Trustee
======================= ==================== ===================== ==================== ====================

     The Trust's audit committee consists of the Independent Directors, Herschel
W. Townsend and Donald D. Woodruff. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. There were 4 audit committee meetings held during the fiscal year ended August 31, 2002.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.

     To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal year ended August 31, 2002, the fiscal year ended August 31, 2001, and the fiscal year ended August 31, 2000, the Fund paid brokerage commissions of $57,555, $34,219 and $28,547, respectively.

     The Trust, Adviser and Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DISTRIBUTION PLANS

     The Fund has adopted Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class A shares and Class C shares. Under the Class A Plan, the Fund is authorized to incur distribution expenses at maximum annual rate of 0.50% of the average daily net assets of the Fund for Class A shares. The expenses may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Trust regarding the purchase of Fund shares, that hold shares of the Fund in omnibus accounts or as shareholders of record, or provide shareholder support or administrative services; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities; (d) costs of preparing, printing and distributing sales literature; and (e) costs of implementing and operating the Distribution Plans. The Adviser receives 0.50% of Class A shares and 0.75% of Class C shares for the distribution services described above. The remaining 0.25% of Class C shares is paid by the adviser to various financial or processing organizations for providing shareholder services. The Plans are designed to promote the sale of shares of the Fund.

     During the fiscal year ended August 31, 2002, the Fund paid 12b-1 fees of $26,537 and $3,764 under the Class A and Class C Distribution Plans, respectively. Of these amounts, approximately $11,666 and $755, respectively, was spent to compensate broker-dealers; $5,333 was spent on postage under Class C; and $12,546 was used to pay sales and marketing salaries and benefits under Class A.

     The Trustees expect that each Plan will significantly enhance the Fund's ability to distribute its shares. These Plans are compensation plans. The Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of each Plan and the related agreements must be approved by the Trustees annually, in the same manner, and either Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under a Plan must be approved by a majority of the outstanding shares of the applicable class of the Fund, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at the mean of the last bid and asked prices except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Fund's Prospectus, in the section "How to Buy Shares" describes certain types of investors for whom sales charges will be waived. The Trustees have determined that the Fund incurs no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales charges for these investors.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of August 31, 2002, the Fund had capital loss carryforwards of $1,038,081, which will expire on August 31, 2007.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P (1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions)
                  n        =        number of years
                  ATVD              ending value at the end of the  applicable
                                    period of the  hypothetical  $1,000
                                    investment made at the beginning of the
                                    applicable period,  after taxes on fund
                                    distributions but not after taxes on
                                    redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions and redemption)
                  n        =        number of years
                  ATVDR             ending value at the end of the applicable
                                    period of the hypothetical $1,000
                                    investment made at the beginning of the
                                    applicable period, after taxes on fund
                                    distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     The following table provides information regarding the Sparrow Growth Fund's performance (for the periods ended August 31, 2002).

-------------------------------------------------------------------------------------------------------------
                                            SPARROW GROWTH FUND
-------------------------------------------------------------------------------------------------------------
----------------------------------------------------------- ----------------------- -------------------------
Class A Shares                                                      1 Year              Since Inception
                                                                                           (10/4/98)
----------------------------------------------------------- ----------------------- -------------------------
----------------------------------------------------------- ----------------------- -------------------------
Average Annual Total Return                                        -13.98%                   -0.33%
----------------------------------------------------------- ----------------------- -------------------------
----------------------------------------------------------- ----------------------- -------------------------
Average Annual Total Return After Taxes on Distributions           -13.98%                   -0.33%

----------------------------------------------------------- ----------------------- -------------------------
----------------------------------------------------------- ----------------------- -------------------------
Average Annual Total Return After Taxes on Distributions            -8.51%                   -0.26%
and Redemptions
----------------------------------------------------------- ----------------------- -------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
----------------------------------------------------------- ----------------------- -------------------------
Class C Shares                                                      1 Year              Since Inception
                                                                                           (11/09/00)
----------------------------------------------------------- ----------------------- -------------------------
----------------------------------------------------------- ----------------------- -------------------------
Average Annual Total Return                                        -10.55%                  -19.92%
----------------------------------------------------------- ----------------------- -------------------------
----------------------------------------------------------- ----------------------- -------------------------
Average Annual Total Return After Taxes on Distributions            -9.65%                  -19.94%

----------------------------------------------------------- ----------------------- -------------------------
----------------------------------------------------------- ----------------------- -------------------------
Average Annual Total Return After Taxes on Distributions            -6.82%                  -15.65%
and Redemptions
----------------------------------------------------------- ----------------------- -------------------------



     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, Unified, in its capacity as Fund administrator, provides the Fund with certain monthly reports, record-keeping and other management-related services. For its services as administrator, Unified receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets subject to an annual minimum fee of $18,000. For the fiscal year ended August 31, 2002, the fiscal year ended August 31, 2001, and the fiscal year ended August 31, 2000, Unified received $22,996, $22,980 and $15,000, respectively, from the Adviser (not the Fund) for its services as administrator.

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending August 31, 2002. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, is the principal underwriter and exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

     The financial statements and independent auditor's report required to be included in the statement of additional information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the period ended August 31, 2002. The Trust will provide the Annual Report without charge by calling the Fund at (888)-727-3301.